UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 13, 2007

MIDWEST AIR GROUP, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-13934	39-1828757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6744 South Howell Avenue, Oak Creek, Wisconsin 53154
(Address of principal executive offices, including zip code)

(414) 570-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

On April 13, 2007, the Board of Directors of Midwest Air Group, Inc. (the “Company”) announced its unanimous recommendation that the Company’s shareholders reject the revised offer of AirTran Holdings, Inc. to acquire all outstanding shares of the Company.  The Company also provided an updated forecast for 2007 and announced a new record date of May 11, 2007 and a new meeting date of June 14, 2007 for its 2007 annual meeting of shareholders.  A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference, except for references to the Company’s website and the information contained therein.

Also, on April 13, 2007, the Company launched a website to provide information for supporters of the Company.  The website is accessible at www.savethecookie.com.  The initial pages of the website are attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.

Not applicable.

(b)

Pro Forma Financial Information.

Not applicable.

(c)

Shell Company Transactions.

Not applicable.

(d)

Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 13, 2007 (incorporated by reference to Exhibit (a)(25) to Amendment No. 17 to the Company’s Schedule 14D-9 filed April 13, 2007)

99.2	Initial Pages of the Company’s “savethecookie.com” Website (incorporated by reference to Exhibit (a)(27) to Amendment No. 18 to the Company’s Schedule 14D-9 filed April 13, 2007)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 13, 2007	MIDWEST AIR GROUP, INC.

By: /s/ Dennis J. O’Reilly
Dennis J. O’Reilly Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 13, 2007 (incorporated by reference to Exhibit (a)(25) to Amendment No. 17 to the Company’s Schedule 14D-9 filed April 13, 2007)

99.2	Initial Pages of the Company’s “savethecookie.com” Website (incorporated by reference to Exhibit (a)(27) to Amendment No. 18 to the Company’s Schedule 14D-9 filed April 13, 2007)